NET INCOME (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2013
NET INCOME (LOSS) PER SHARE
Schedule of calculation of the net income (loss) per share

	For the years ended December 31,
	2011	2012	2013
Numerator used in basic and diluted net income (loss) per share:
Net income (loss) attributable to Bona Film Group Limited	14,432,081	(1,283,882)	5,656,266
Shares (denominator):
Weighted average ordinary shares outstanding used in computing basic net income per ordinary share	29,353,936	29,514,979	29,870,809
Employee share options (treasury effect)	490,526	—	565,919

Weighted average ordinary shares outstanding used in computing diluted net income (loss) per ordinary share	29,844,462	29,514,979	30,436,728

Net income (loss) per ordinary share—basic	0.49	(0.04)	0.19
Net income (loss) per ordinary share—diluted	0.48	(0.04)	0.19